SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) March 3, 2003

Hyperion Solutions Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26934	77-0277772

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1344 Crossman Avenue

Sunnyvale, California 94089

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 744-9500

(Former Name or Former Address, if changed since last Report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. Other Events

On March 3, 2003, Hyperion Solutions Corporation, a Delaware corporation, issued a press release announcing the resignation of Ken Goldman as a member of the Hyperion board of directors. Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the March 3, 2003 press release.

Also, on March 3, 2003, Hyperion issued a press release announcing the appointment of Terry Carlitz to the Hyperion board of directors. Attached hereto as Exhibit 99.2 and incorporated by reference herein is a copy of the March 3, 2003 press release.

Item 7. Financial Statements and Exhibits

(c)	Exhibits.

Exhibit 99.1	Press release dated March 3, 2003 regarding the resignation of Ken Goldman as a member of the Hyperion board of directors.

Exhibit 99.2	Press release dated March 3, 2003 regarding the appointment of Terry Carlitz to the Hyperion board of directors.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

HYPERION SOLUTIONS CORPORATION

	By:	/s/ JEFFREY R. RODEK

Jeffrey R. Rodek
Chief Executive Officer

Date: March 3, 2003

EXHIBIT INDEX

Exhibit 99.1	Press release dated March 3, 2003 regarding the resignation of Ken Goldman as a member of the Hyperion board of directors.

Exhibit 99.2	Press release dated March 3, 2003 regarding the appointment of Terry Carlitz to the Hyperion board of directors.